UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 1, 2011
(Date of earliest event reported)	May 25, 2011

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2011, we announced that Stephen W. Lake has been elected general counsel to succeed John R. Barker when he retires on December 31, 2011.

Lake, 47, will join ONEOK, Inc. (ONEOK) on July 1, 2011, as senior vice president, associate general counsel and assistant secretary, reporting to John Barker. Upon Barker’s retirement, Lake will become senior vice president, general counsel and assistant secretary of ONEOK and ONEOK Partners GP, L.L.C. (ONEOK Partners GP), the sole general partner of ONEOK Partners, L.P., reporting to John W. Gibson, chairman, president and chief executive officer of ONEOK and ONEOK Partners GP.

Upon joining ONEOK, Mr. Lake will be eligible to participate in the benefit plans described under the “Compensation Discussion and Analysis” on pages 37 through 56 of ONEOK, Inc.’s Proxy Statement relating to its 2011 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 4, 2011 (and such descriptions are incorporated herein by this reference).

A copy of the news release, including Mr. Lake’s biographical information, is attached and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits Exhibit 99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated May 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	June 1, 2011	By:	/s/ Robert F. Martinovich Robert F. Martinovich
Senior Vice President, Chief Financial Officer and Treasurer

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